Exhibit 10.5

SECURITY AGREEMENT

THIS SECURITY AGREEMENT is made and entered into as of the 24th day of June, 2015 by Studioplex City Rentals LLC, a Georgia limited liability company, with its principal place of business located at 135 Goshen Road, Suite 205, Rincon, GA 31326 ("Debtor”) in favor of Loeb Term Solutions LLC, an Illinois limited liability company, with its principal place of business located at 4131 S. State Street, Chicago, IL 60609 (“Secured Party”).

In consideration of and as an inducement to Secured Party making that certain loan to Debtor in the principal amount of Three Hundred Fifty Thousand and 00/100 Dollars ($350,000.00), as evidenced by that certain Term Promissory Note of even date herewith in the principal amount of Three Hundred Fifty Thousand and 00/100 Dollars ($350,000.00) (the "Note"), and to secure the payment and performance of the Note and of any and all obligations and liabilities of Debtor to Secured Party, whether arising in connection with loans, advances, purchases, acquisitions, or other extensions of credit made to or on behalf of Debtor or any other person for whom Debtor serves as surety or guarantor, and whether direct or indirect, absolute or contingent, or now or hereafter existing, or due or to become due (collectively the "Obligations"), which loans, advances, purchases, acquisitions, or extension of credit would not have been made but for the execution of this Agreement, the parties hereto agree as follows:

Grant of Security Interest. To secure the payment of the Obligations and for other good and valuable consideration, receipt of which is hereby acknowledged, Debtor does hereby grant to Secured Party a first continuing security interest in, all of Debtor's right, title and interest in and to the Collateral.

Collateral. The Collateral subject to this Agreement consists of all of the following whether now owned or existing or hereafter acquired or arising (collectively, the "Collateral"): all Inventory (including returned and repossessed items), wherever located; all Equipment (including fixtures and titled motor vehicles), wherever located, including, without limitation, the equipment described on Exhibit A attached hereto; all Accounts, Chattel Paper, General Intangibles (including, intellectual property rights and payment intangibles), Letter of Credit Rights, Negotiable Instruments, Supporting Obligations, Investment Property, Documents and Instruments; all obligations which give rise to, evidence or relate to any right of Debtor to the payment of money or other forms of consideration of any kind or for any reason (whether classified under the Michigan UCC as Accounts, Chattel Paper, General Intangibles, or otherwise), including, without limitation, accounts receivable, letters of credit and the right to receive payment thereunder, tax refunds, insurance or condemnation proceeds, notes, drafts, or other instruments, documents, rights to payment under any guaranty, indemnity, security agreement, mortgage or lien in favor of Debtor, and all other debts, obligations and liabilities in whatever form now or hereafter owing to Debtor from any person or entity, and all proceeds of any of the foregoing (collectively, "Receivables"); all rights of Debtor arising under any now existing or hereafter entered into agreement, lease, license, or other contractual arrangement between Debtor and any other person or entity (collectively, "Contract Rights"); all Securities (as defined in Article 8 of the Michigan UCC in effect on the date hereof) of Debtor, whether certificated or uncertificated, whether equity, debt or otherwise and whether or not publicly traded; all bank accounts and brokerage accounts of Debtor, including without limitation, deposit accounts, together with all cash, cash equivalents, notes, bonds, treasury bills and certificates of deposit deposited or on account therein; all actions, causes of action and other claims of Debtor whether now existing or hereafter arising; all books and records relating to any of the foregoing; and all proceeds, replacements and products of, and additions and accessions to, any and all of the foregoing property, and, to the extent not otherwise included, all proceeds of condemnation, casualty or other types of insurance (whether or not the Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of condemnation, loss or damage to or otherwise with respect to any of said property (collectively, "Proceeds"). The Collateral shall also include all patents, trademarks, trade names and trade processes used by Debtor and the goodwill of any business conducted by Debtor.

CONFIDENTIAL
6/24/15
Studioplex - Security Agreement - 2015 06 24 v1

Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed to have been given three (3) business days after deposit in the mail, designated as certified mail, return receipt requested, postage- prepaid, one (1) business day after being entrusted to a reputable commercial overnight delivery service, addressed to the party to whom such notice is directed at its address as forth above, or upon sending if sent via electronic mail. Any party hereto may change the address to which notices shall be directed under this Paragraph by giving three (3) business days written notice of such change to the other parties.

UCC Terms. All terms defined in the Uniform Commercial Code of the State of Michigan, as amended (the " Michigan UCC") as in effect on the date hereof are used herein as so defined, unless the context requires a different meaning.

Terms and Conditions. Debtor further agrees to all of the terms and conditions attached hereto and incorporated herein by reference.

WAIVER OF JURY TRIAL. THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT THEY OR ANY OTHER MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT AND ANY DOCUMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF EITHER OR ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS AGREEMENT.

IN WITNESS WHEREOF, the undersigned has executed this Agreement on the day and year first above written.

DEBTOR: Studioplex City Rentals LLC

Signature:
Print Name:	Joel A. Shapiro
Title:	Chairman and CEO

STATE OF:	)
) SS
COUNTY OF:	)

I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, the foregoing instrument was acknowledged before me by Joel A. Shapiro, the Chairman and CEO of Studioplex City Rentals LLC, a Georgia limited liability company, freely and voluntarily under authority duly vested in him by said limited liability company.

Joel A. Shapiro is personally known to me or who has produced                                       as identification. WITNESS my hand and official seal in the County and State last aforesaid this       day of June, 2015.

Notary Public

Typed, printed or stamped name of Notary Public

My Commission Expires:

CONFIDENTIAL
6/24/15
Studioplex - Security Agreement - 2015 06 24 v1

SECURED PARTY:

Loeb Term Solutions LLC

Signature:
Print Name:	James L. Newman
Title:	Manager
Date:

STATE OF:	)
) SS
COUNTY OF:	)

I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, the foregoing instrument was acknowledged before me by James L. Newman, the Manager, of Loeb Term Solutions LLC a Illinois limited liability company, freely and voluntarily under authority duly vested in him by said limited liability company.

James L. Newman is personally known to me or who has produced                                       as identification.

WITNESS my hand and official seal in the County and State last aforesaid this      day of June, 2015.

Notary Public

Typed, printed or stamped name of Notary Public

My Commission Expires:

CONFIDENTIAL
6/24/15
Studioplex - Security Agreement - 2015 06 24 v1

Terms and Conditions

1.	Perfection of Security Interest. The security interest granted hereby shall at all times be a valid and perfected first priority security interest enforceable against Debtor and all third parties, securing the Obligations in accordance with the terms of this Agreement, unless otherwise agreed to by Secured Party and as may be provided in the Intercreditor Agreement.

2.	Further Assurances. Debtor agrees that it shall from time to time, and at its expense, promptly execute and deliver all instruments, documents and assignments, and take all further action, that may be necessary or appropriate, or that Secured Party may reasonably request, in order to perfect against Debtor and all third parties, in any jurisdiction, and in order to protect and continue, any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral, and shall promptly give to the Lender evidence satisfactory to Secured Party of such action. Without limiting the generality of the foregoing, Debtor shall (i) mark conspicuously each Document, Chattel Paper, Negotiable Instruments and Instrument, and at the request of Secured Party, each of its records pertaining to the Collateral, with a legend, in form and substance satisfactory to Secured Party, indicating that such Document, Chattel Paper, Instrument, Negotiable Instruments or Collateral is subject to the security interest granted hereby; (ii) upon the request of Secured Party, deliver and pledge Secured Party any Promissory Note, Instrument, Chattel Paper, Negotiable Instruments or Documents evidencing any Collateral and any certificate or instrument evidencing any Security, duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Secured Party; (iii) deliver certificates of title and execute all documentation in order to reflect Secured Party’s lien and security interest on titled motor vehicles and vessels, and (iv) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or appropriate, or as Secured Party may request, in order to perfect and preserve the security interest in all the Collateral granted or purported to be granted hereby. Debtor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of Debtor where permitted by law. Debtor shall, upon request by Secured Party, deliver to Secured Party assignments, in a form acceptable to Secured Party, of specific Collateral or groups or types of Collateral, and of monies due or to become due thereunder. Debtor shall furnish to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports and information in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail satisfactory to Secured Party in its sole discretion. Secured Party may at any time and from time to time, file financing statements, continuation statements and amendments thereto that describe the Collateral as all assets of the Borrower or words of similar effect and which contain any other information required by the Uniform Commercial Code for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including whether the Borrower is an organization, the type of organization and any organization identification number issued to the Borrower. The Borrower agrees to furnish any such information to Secured Party promptly upon request. Any such financing statement, continuation statements or amendments may be filed at any time in any jurisdiction, take such steps as Secured Party may reasonably request for Secured Party (a) to obtain an acknowledgment, in form and substance satisfactory to Secured Party, of any bailee having possession of any of the Collateral that the bailee holds such Collateral for Secured Party, (b) to obtain “control” of any investment property, deposit accounts, letter-of-credit rights or electronic chattel paper (as such terms are defined in the Uniform Commercial Code with corresponding provisions in Sections 9-104, 9-105, 9-106 and 9-107 relating to what constitutes “control” for such items of Collateral), with any agreements establishing control to be in form and substance satisfactory to Secured Party, and (c) otherwise to insure the continued perfection and priority of Secured Party’s security interest in any of the Collateral and of the preservation of its rights therein.

CONFIDENTIAL
6/24/15
Studioplex - Security Agreement - 2015 06 24 v1

3.	Insurance. Debtor at all times should have the Collateral insured in the Debtor’s name and in the name of the Secured Party against loss or damage by fire, theft, burglary, pilferage, loss in transit and such other hazards with amounts, under policies and by insurers acceptable to Secured Party. Each policy shall include a provision for Secured Party to receive copies directly from the insurance agent of all written notices to policy holder including, but not limited to any invoices, statements of account, certificates of insurance, cancellation or substantial modification. Policies shall show Secured Party as additional insured, loss payee and lender’s loss payee in a manner acceptable to Secured Party. Debtor shall execute and deliver to Secured Party simultaneously herewith and at any other time hereafter such assignments of policies of insurance, as Secured Party shall reasonably require. All premiums shall be paid by Debtor and the policies shall be delivered to Debtor and Certificate of Insurance shall be delivered to Secured Party. If Debtor fails to do so, Secured Party may (but shall not be required) procure such insurance at the Debtor’s expense. DEBTOR ALSO GRANTS PERMISSION FOR SECURED PARTY TO SPEAK DIRECTLY WITH INSURANCE AGENT AS REQUIRED TO CONFIRM PROPER INSURANCE IS IN PLACE AND IT IS CURRENT.

4.	Inspection; Books and Records. Debtor shall at all times keep accurate and complete records of the Collateral, and, at Debtor’s expense, at any time and without hindrance or delay, permit Secured Party to inspect the Collateral, and inspect and make extracts from and copies of its books and all records, including preventative maintenance records relating to the Collateral and discuss with its principal officers and auditors its business, procedures, assets, liabilities, financial positions, results of operations and business prospects. Debtor shall keep its records concerning the Collateral at its chief executive office or at such other location as shall have been notified to Secured Party upon not less than thirty (30) days written notice. The cost of all such inspections shall be borne by the Debtor. The Secured Party shall have the right to have the Equipment appraised on an annual basis at a cost of $2,500.00 (“Appraisal Expense”). Prior to the occurrence of a Default, Secured Party will give Debtor seventy-two (72) hours prior notice and the inspection will only be during normal business hours. Borrower authorizes Secured Party to debit the amount of the Appraisal Expense from Borrower’s bank account via ACH transfer as more fully set forth in the ACH Authorization Agreement. In addition, at all times Secured Party shall have the right to verify all Receivables, whether in its name or using a fictitious name.

5.	Maintenance Collateral. Debtor, at its own expense, will maintain, keep and preserve the Collateral in the ordinary course of business in good repair, working order and condition (reasonable wear and tear excepted) and from time to time make or cause to be made all needed and appropriate repairs, renewals, replacements, additions, betterments and improvements thereto and will not waste or destroy the Collateral or any part thereof and will not be negligent in the care and use of any Collateral and will not use any Collateral in violation of applicable law.

6.	Ownership and Liens. Debtor shall maintain valid title to the Collateral free and clear of any liens or encumbrances other than in favor of Secured Party and shall not permit any financing statement or other instruments similar in effect covering all or any part of the Collateral to be filed or recorded, without the prior written consent of Secured Party.

7.	Taxes. Debtor shall promptly pay when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims against, the Collateral except to the extent the validity thereof is being contested in good faith by Debtor, and failure to do so shall be a default hereunder, as with the failure to observe all of the other terms and conditions of this Agreement.

8.	Disposition of Collateral. Debtor shall not sell, lease, transfer, assign (by operation of law or otherwise) or otherwise dispose of all or any part of the Collateral, except for Inventory in the ordinary course of business.

CONFIDENTIAL
6/24/15
Studioplex - Security Agreement - 2015 06 24 v1

9.	Chief Executive Office, Location of Collateral, Trade Names. Debtor represents, warrants and covenants that: (i) Debtor’s chief executive office and the books and records relating to the Collateral are located at Debtor’s chief executive office specified above; (ii) Debtor has not, within the last five (5) years, transacted business under any trade names other than those specified herein or otherwise notified to Secured Party in writing; and (iii) Debtor will not move its chief executive office or such books and records, or transact business under any new trade names, without giving Secured Party (30) days prior written notice thereof or without having taken all action required by Section 2 with respect to any affected Collateral; and (iv) Lender is aware the Borrower is moving the equipment from the Florida location to the Georgia location once the purchase agreement between Seller and Buyer closes. Borrower will complete the move within 30 days of funding and includes all the equipment shown on the Exhibit A of this Security Agreement. Borrower is required to:

a.	Have the machinery mover, name Borrower as additional insured, loss payee and lender loss payee on its insurance policy and provide a copy of this to Lender before equipment is moved.

b.	Complete the move and have all the equipment at the new location within 30 days of funding.

c.	Lender will required an inspection of the equipment once it is at the Georgia location to confirm the equipment move was completed.

10.	Collection of Receivables. Except as otherwise provided in this Section, Debtor shall continue to collect, at its own expense, all amounts due or to become due to Debtor under the Receivables. In connection with such collections, Debtor may take (and, at Secured Party’s direction, shall take) such action as Debtor or Secured Party may deem necessary or advisable to enforce collection of the Receivables; provided that Secured Party shall have the right at any time, whether or not a default shall have occurred and be continuing, upon written notice to Debtor of its intention to do so, to notify the account debtors or obligors under any Receivables of the assignment of such Receivables to Secured Party and to direct such account debtors or obligors to make payment of all amounts due or to become due to Debtor thereunder directly to Secured Party and, upon such notification and at the expense of Debtor, to enforce collection of any such Receivables, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Debtor might have done. After receipt by Debtor of the notice from Secured Party referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (in whatever form) received by Debtor in respect of the Receivables shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Debtor and shall be forthwith paid over to Secured Party in the same form as so received (with any necessary endorsement) to be held as Collateral, and either (A) released to Debtor so long as no Default shall have occurred and be continuing, or (B) if a Default shall have occurred and be continuing, applied against the Obligations in such order as Secured Party shall elect in its sole discretion, and (ii) Debtor shall not adjust, settle or compromise the amount or payment of any Receivable, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon without the prior written consent of Secured Party. Debtor hereby appoints any officer or agent of Secured Party as Debtor’s true and lawful attorney-in-fact with power to endorse the name of the Debtor upon any notices, checks, drafts, money orders or other instruments of payment or Collateral which may come into possession of Secured Party; to sign and endorse the name of Debtor upon any invoices, freight or express bills, bills of lading, stored or warehouse receipts, drafts against account debtors, assignments, verifications and notices in connection with accounts; and after the occurrence of an event of Default, to give written notice to such office and officials of the United States Postal Service to effect such change or changes of address so that all mail addressed to Debtor may be delivered directly to Secured Party (Secured Party will return all mail not related to the Obligors or the Collateral); granting unto Debtor’s said attorney full power to do any and all things necessary to be done with respect to the above transaction as fully and effectively as Debtor might or could do so, and hereby ratifying all its said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable for the term of this Agreement and all transactions hereunder.

11.	Secured Party’s Duties and Powers. If Debtor fails to perform any covenant or agreement contained herein, Secured Party may (but shall not be obligated to) perform, or cause performance of, such covenant or agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by Debtor. The powers conferred on Secured Party hereunder are solely to protect Secured Party’s interest in the Collateral and shall not impose any duty upon Secured Party to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

CONFIDENTIAL
6/24/15
Studioplex - Security Agreement - 2015 06 24 v1

12.	Default. In the event that Debtor shall fail to pay any amounts due under the Note or there shall occur a default under the Note and such failure or default shall not have been cured within any grace period applicable thereto; or Debtor shall fail to pay any other Obligations when due or there shall occur a default under any other Obligations and such failure or default shall not have been cured within any grace period applicable thereto; or Debtor shall fail to pay any other amount owed to Secured Party when due or there shall occur a default under any other contract, instrument or agreement with Secured Party and such failure or default shall not have been cured within any grace period applicable thereto; or Debtor shall fail to observe or perform any of the other material covenants, agreements or conditions contained in this Agreement; or any representation or warranty made by Debtor herein shall prove to have been false in any material respect as of the time when made or given; or Debtor or any guarantor of the Debtor’s obligations to Secured Party (“Guarantor”) shall become insolvent or take or fail to take any action which constitutes an admission of inability to pay its debts as they mature; or Debtor or Guarantor shall make an assignment for the benefit of creditors, file a petition in bankruptcy, petition or apply to any tribunal for the appointment of a custodian, receiver or any trustee for Debtor or Guarantor or a substantial part of its respective assets, or shall commence any proceedings under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statue of any jurisdiction, whether now or hereafter n effect; or if there shall have been filed any such petition or application, or any such proceeding shall have been commenced against Debtor or Guarantor, in which an order for relief is entered or which remains undismissed for a period of thirty (30) days or more; or Debtor or Guarantor by any act or omission shall indicate its consent to, approval of or acquiescence in any such petition, application or proceeding or order for relief or the appointment of a custodian, receiver or any trustee for it or any substantial part of any of its properties, or shall suffer any such custodianship, receivership or trusteeship to continue undischarged for a period of thirty (30) days or more; or Debtor or Guarantor shall adopt a plan of liquidation of its assets; or Debtor or Guarantor shall liquidate or dissolve, or merge into or consolidate with or into any other corporation or entity, if such merger or consolidation would result in a material change in the nature of Debtor’s business as currently conducted (each of the foregoing being hereinafter referred to as a “Default”), then Secured Party may declare all Obligations immediately due and payable, whether or not such Obligations would be due and payable under the terms thereof, and may exercise any and all rights and remedies provided by this Agreement, by the Michigan UCC, in law or at equity, including the right to obtain an injunction against Debtor or a decree of specific performance.

13.	Set-Off. In addition to any other rights or remedies of Secured Party hereunder, Secured Party may at any time and from time to time, without demand or notice, set-off against and apply any accounts, items and monies in the possession of Secured Party or payable by Secured Party to Debtor to the Obligations when and as due and payable.

14.	Repossession of Collateral. After a Default, Secured Party may at any time and from time to time, with or without judicial process or the aid or assistance of others, enter upon any premises in which Collateral may be located and, without resistance or interference by Debtor, take physical possession of any items of Collateral and maintain such possession on Debtor’s premises or move the same or any part thereof to such other places as Secured Party shall choose without being liable to Debtor on account of any losses, damage or depreciation that may occur as a result thereof so long as Secured Party shall act reasonably and in good faith, dispose of all or any part of the Collateral on any premises of Debtor, require Debtor to assemble and make available to Secured Party or to remove all or any part of the Collateral from any premises in which any part may be located for the purpose of effecting sale or other disposition thereof.

CONFIDENTIAL
6/24/15
Studioplex - Security Agreement - 2015 06 24 v1

15.	Marshaling, etc. Secured Party shall not be required to make any demand upon or pursue or exhaust any of its rights or remedies against Debtor or others with respect to the payment of the Obligations, and shall not be required to marshall the Collateral or to resort to the Collateral in any particular order and all of the rights of Secured Party hereunder shall be cumulative. To the extent that it lawfully may, Debtor hereby agrees to waive, and does hereby absolutely and irrevocably waive and relinquish the benefit and advantage of, and does hereby covenant not to assert against Secured Party, any valuation, stay, appraisement, extension or redemption laws now existing or which may hereafter exist which, but for this provision, might be applicable to any sale made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Agreement or in respect of the Collateral. To the extent if lawfully may, without limiting the generality of the foregoing, Debtor hereby agrees that it will not invoke or utilize any law which might cause delay in, or impede, the enforcement of Secured Party’s rights under this Agreement, and hereby waives the same.

16.	Sale. Any item of the Collateral may be sold for cash or other value in any number of lots at public auction or private sale without demand or notice (excepting only that Secured Party shall give Debtor ten (10) days prior written notice of the time and place of any public sale, or the time after which a private sale may be made, which notice each of Debtor and Secured Party hereby agrees to be reasonable). At any sale or sales of the Collateral (except at private sale) Secured Party may bid for and purchase the whole or any part of the property and rights sold and upon compliance with the terms of such sale may hold, exploit, and dispose of such property and rights without further accountability to Debtor except for the proceeds of such sale or sales. Debtor will execute and deliver, or cause to be executed and delivered, such instruments, documents, registration statements, assignments, waivers, certificates and affidavits, and supply or cause to be supplied such further information and take such further action as Secured Party shall require in connection with such sale. Debtor shall be responsible for all costs of sale or other disposition.

17.	Application of Proceeds. The proceeds of all sales and collections hereunder, and any other moneys (including any cash contained in the Collateral) the application of which is not otherwise herein provided for, shall be applied against the Obligations in such order as Secured Party shall elect in its sole discretion.

18.	Course of Dealing. No course of dealing between Debtor and Secured Party shall operate as a waiver of any rights of Secured Party under this Agreement or in respect of the Collateral or the Obligations. No delay or omission on the part of Secured Party in exercising any right under this Agreement in respect of the Collateral or any Obligations shall operate as a waiver of such rights or any other right hereunder. A waiver on any one occasion shall not be construed as a bar to waiver of any right and/or remedy on any future occasion. No waiver shall be effective unless it is in writing and signed by Secured Party.

19.	Discharge. If Debtor shall absolutely and irrevocably pay in full and satisfy the Obligations, then this Agreement and the rights hereby granted shall cease and be void, and at the request of Debtor, and at its expense, Secured Party shall release and discharge all of the Collateral without recourse against Secured Party and to that end shall execute and deliver to Debtor, at Debtor’s own expense, such releases, reassignments, and other documents (or cause the same to be done) as Debtor shall reasonably request, and Secured Party shall pay over to Debtor any money and deliver to it any other property then held by it as Collateral (or cause the same to be done). The receipt of Debtor for the Collateral so delivered shall be a complete and full acquittance therefor, and Secured Party shall thereafter be discharged from any liability or responsibility therefor.

20.	No Waiver; Cumulative Remedies. No failure on the part of Secured Party to exercise, and no delay on the part of Secured Party in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall ay single or partial exercise of any such right, power or remedy by Secured Party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies that may be available to Secured Party, whether at law, in equity or otherwise. Debtor hereby waives any right Debtor may have to cause Secured Party to choose any remedy and pursue such remedy to fruition, and agrees and consents that Secured Party may simultaneously and contemporaneously pursue two or more of the several remedies available to Secured Party, all of which are agreed to be concurrent and not alternative in any way.

CONFIDENTIAL
6/24/15
Studioplex - Security Agreement - 2015 06 24 v1

21.	Expenses and Indemnity. Debtor shall upon demand pay to Secured Party the amount of any and all reasonable expenses, including without limitation, the reasonable fees and disbursements of Secured Party’s counsel and of any experts and agents, which Secured Party may incur in connection with the preparation, administration and enforcement of this Agreement, or the sale of, collection from, or other realization upon, any of the Collateral, or the exercise or enforcement of any of the rights of Secured Party hereunder, or the failure by Debtor to perform or observe any of the provisions hereof. Debtor further agrees to assume liability for and does hereby agree to indemnify, protect, save and keep harmless Secured Party and its agents and servants, from and against any and all liabilities, claims, losses, obligations, damages, penalties, actions, and suites of whatsoever kind and nature imposed on, incurred by or asserted against Secured Party or its agents and servants, in any way relating to or growing out of this Agreement or the Collateral (including without limitation, enforcement of this Agreement or disposition of the Collateral), except claims, losses or liabilities resulting solely from Secured Party’s gross negligence or willful misconduct.

22.	Bankruptcy. The parties agree that Debtor has substantial duties of performance apart from its mere financial obligations under this Agreement, the Note and the other Loan Documents and that parties other than the Debtor could not adequately and fully perform the covenants to be performed by the Debtor in this Agreement. The Parties also agree that this Agreement is an Agreement for the making of loans and for the extending of debt financing or financial accommodations. No assumption of or assignment of this Agreement shall be allowed in bankruptcy. Should an assumption of or assignment of this Agreement be permitted is violation of this covenant, the parties agree that Secured Party will not have adequate assurance of performance unless and until Secured Party is allowed access to adequate financial and other information to satisfy itself that the trustee or proposed assignee is fully able to assume the financial and personal covenants of Debtor under this Agreement, in full accordance with its terms, and that sufficient Collateral is pledged and sufficient bonds or letters of credit are posted by the bankruptcy trustee or proposed assignee to guarantee performance of such obligations. The parties further agree that the definition of the term “adequate assurance” as set forth in Section 365(b) (3) of the Bankruptcy Code of 1978, as amended, shall be applicable directly or by analogy to any determination of adequate assurance in connection with this Agreement. In addition, if at any time payment of any amounts paid under any of the Loan Documents is rescinded or must otherwise be restored or returned by Secured Party upon the insolvency, bankruptcy or reorganization of Debtor or under any other circumstances, this Agreement and the other Loan Documents shall continue to be effective or shall (if previously terminated) be reinstated, as the case may be, as if such payment had not been made, notwithstanding the release of this Agreement or any other Loan Documents of public record.

23.	Miscellaneous. The invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of any other term or provision hereof. This Agreement shall be governed by and construed in accordance with the law of the State of Michigan and shall bind and inure to the benefit of the parties hereto and their respective successors and assigns. Neither this Agreement nor any term hereof may be amended orally, nor may any provision hereof waived orally but only by an instrument in writing signed by Secured Party and, in the case of an amendment, by Debtor and any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. This Agreement shall be governed by and construed in accordance with the law of the State of Michigan, except as required by mandatory provisions of law and except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the law of a jurisdiction other than the State of Michigan. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. Each party acknowledges that is has reviewed this Agreement, and the parties hereby agree that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement. This Security Agreement may be assigned by Secured Party to a third party in connection with an assignment of the Obligations, and the Debtor consents to such assignment and agrees that this Security Agreement will be in favor of the assignee(s) upon assignment, without any defenses, counterclaims or setoffs of any kind whatsoever.

CONFIDENTIAL
6/24/15
Studioplex - Security Agreement - 2015 06 24 v1

24.	Release. In recognition of the Secured Party’s right to have its attorneys’ fees and other expenses incurred in connection with this Agreement secured by the collateral, notwithstanding payment in full of all Obligations by Debtor, Secured Party shall not be required to file terminations or satisfactions of any of Secured Party’s liens on the collateral unless and until Debtor and all Guarantors shall have provided general releases in favor of Secured Party, in form satisfactory to Secured Party. Debtor understands that this provision constitutes a waiver of its rights under Section 9-513 of the Uniform Commercial Code.

SIGNATURES ON THE NEXT PAGE

CONFIDENTIAL
6/24/15
Studioplex - Security Agreement - 2015 06 24 v1

DEBTOR: Studioplex City Rentals LLC

Signature:
Print Name:	Joel A. Shapiro
Title:	Chairman and CEO
Date:

STATE OF	)
) SS
COUNTY OF	)

I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, the foregoing instrument was acknowledged before me by Joel A. Shapiro, the Chairman and CEO of Studioplex City Rentals LLC, a Georgia limited liability company, freely and voluntarily under authority duly vested in him by said limited liability company.

Joel A. Shapiro is personally known to me or who has produced                                    as identification.

WITNESS my hand and official seal in the County and State last aforesaid this       day of June, 2015.

Notary Public

Typed, printed or stamped name of Notary Public

My Commission Expires:

CONFIDENTIAL
6/24/15
Studioplex - Security Agreement - 2015 06 24 v1

SECURED PARTY:

Loeb Term Solutions LLC

Signature:
Print Name:	James L. Newman
Title:	Manager
Date:

STATE OF	)
) SS
COUNTY OF	)

I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, the foregoing instrument was acknowledged before me by James L. Newman, the Manager of Loeb Term Solutions LLC, an Illinois limited liability company, freely and voluntarily under authority duly vested in him by said limited liability company.

James L. Newman is personally known to me or who has produced                                  as identification.

WITNESS my hand and official seal in the County and State last aforesaid this        day of June, 2015.

Notary Public

Typed, printed or stamped name of Notary Public

My Commission Expires:

CONFIDENTIAL
6/24/15
Studioplex - Security Agreement - 2015 06 24 v1

STUDIOPLEX	Printed @ 1:54 PM
EQUIPMENT LIST	On 6/24/2015
- EXHIBIT A -

File Name is	Equipment List
Studioplex Equip List - Exhibit A - 2015 06 24 v1	Page 14 of 49